Exhibit 99.1

FIRST AMENDMENT TO LOAN DOCUMENTS
THIS FIRST AMENDMENT TO LOAN DOCUMENTS (the "Agreement") made effective as of the 25th day of August, 2017 (the "Effective Date"), between REVERE HIGH YIELD FUND, LP, a Delaware limited partnership having an address of 2000 McKinney Avenue, Suite 2125, Dallas, Texas 75201, (the "Lender"), WHEELER REIT, L.P., a Virginia limited partnership having an office and place of business located at 2529 Virginia Beach Boulevard, Virginia Beach, Virginia 23452 (the "Borrower") and WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation located at 2529 Virginia Beach Boulevard, Virginia Beach, Virginia 23452 (herein together with successors and assigns, the "Guarantor"). By execution of this Agreement, Guarantor agrees and consents to be bound by all of the terms set forth herein.
WITNESSETH:
WHEREAS, Lender made a loan to Borrower (the "Loan") in the original principal amount of EIGHT MILLION AND 00/100 DOLLARS ($8,000,000.00), which Loan is evidenced by a Term Note in the amount of EIGHT MILLION AND 00/100 DOLLARS ($8,000,000.00) from Borrower to Lender dated as of April 8, 2016 (the "Note ");
WHEREAS, the Note was executed in connection with and secured by, among other things, (i) that certain Term Loan and Security Agreement dated as of April 8, 2016 by and between Borrower and Lender (the "Loan Agreement"); (ii) the Guaranty; (iii) the Mortgage; (iv) the Environmental Indemnity; and (viii) all other loan documents executed by Borrower in favor of Lender in connection with the Loan (all of the foregoing subparagraphs (i) through (viii), collectively, the "Loan Documents");
WHEREAS, Borrower has requested Lender release that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 8, 2016 encumbering the Property, which deed of trust was recorded in the Clerk's Office of the Circuit Court of the City of Petersburg, Virginia on April 13, 2016 from Walnut Hill Plaza Associates, LLC in favor of Lender (the "Original Mortgage"), and Lender has agreed to release the Original Mortgage upon certain terms set forth below;
WHEREAS, all terms defined in the Loan Agreement are used herein with their defined meanings unless otherwise provided;
WHEREAS, Borrower and Lender are mutually desirous of making certain changes to the Loan Documents as set forth below; and
NOW, THEREFORE, in consideration of One ($1.00) Dollar and other valuable consideration, each to the other in hand paid, receipt thereof being hereby acknowledged, and in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:
1.    The above recitals are true and correct and are incorporated into this Agreement.

2.    As of the date hereof, the outstanding principal balance of the Loan (inclusive of the
Paydown Amount (as defined below)) is $6,807,891.10.
3.    The Loan Agreement is hereby modified as follows:

a.	The definition of "Exit Fee" set forth in Section 1.01 (Definitions) of the Loan Agreement is hereby deleted in its entirety and replace with the following:
"Exit Fee" shall mean an amount equal to $340,000.00."

b.	The definition of "Guarantor" set forth in Section 1.01 (Definitions) of the Loan Agreement is hereby deleted in its entirety and replace with the following:
""Guarantor" shall mean collectively Wheeler and those certain entities listed on Exhibit A attached hereto, together with any guarantors who deliver guarantees to Lender as additional collateral for the Obligations subsequent to the date hereof."

c.	The definition of "Mortgage" set forth in Section 1.01 (Definitions) of the Loan Agreement is hereby deleted in its entirety and replace with the following:
"Mortgage" shall mean, collectively, those certain mortgages and deeds of trust dated as of the date hereof in favor of Lender as further described on Exhibit B attached hereto, together with any mortgages and deeds of trust delivered to Lender subsequent to the date hereof as additional collateral for the Obligations, all with respect to the Property."

d.	The following definition of "Property" is hereby added to Section 1.01 (Definitions) of the Loan Agreement:
""Property" shall mean the collectively the properties set forth on Exhibit C hereto together with any additional properties that are encumbered by Mortgages delivered to Lender subsequent to the date hereof."
4.    Simultaneously with the execution of this Agreement, Borrower shall deliver, or cause to be delivered, to Lender (i) a principal paydown in the amount of $25,000.00 (the "Paydown Amount"); and (ii) a fully executed, original Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing with respect to the same property encumbered by the Original Mortgage (the "New Mortgage"), which New Mortgage will be held in escrow by Lender in accordance with an Escrow Agreement by and between Lender, Borrower and Walnut Hill Plaza Associates, LLC. Upon receipt of the Paydown Amount and the New Mortgage, Lender shall cause an original, executed release of the Original Mortgage to be delivered to Borrower or its designee.
5.    All of the other terms and conditions of the Loan Documents shall remain the same and in full force and effect, except as specifically amended herein. Borrower hereby reaffirms the Note, the Mortgage, the Loan Agreement and the other Loan Documents, and acknowledges that Borrower has no setoffs, counterclaims or defenses to any of the Loan Documents.

6.
Any default by Borrower in any of the covenants herein made shall, at the option of Lender, or its successors and assigns, constitute an Event of Default under the Loan Documents entitling Lender, or its successors or assigns, to any or all of the other remedies it or they may have thereunder.

7.
All of the Borrower Collateral (as defined in the Loan Agreement) and the Collateral (as defined in the Mortgage) shall remain in all respects subject to the lien, charge and encumbrance of the Loan Agreement and Mortgage, as the case may be, and nothing herein contained and nothing done pursuant hereto, shall affect or be construed to affect the lien, charge or encumbrance of the Loan Agreement and Mortgage, as the case may be or the priority thereof over all liens, charges or encumbrances, except as expressly provided herein.

8.
This Agreement shall be binding upon Borrower and any subsequent owner of the Collateral or any part thereof (provided, however, that any provisions against sale or transfer contained in the Mortgage shall remain in full force and effect) and shall be binding and inure to the benefit of Lender, its successors and assigns, including any subsequent holder of the Mortgage or the Loan Documents.

9.
BORROWER, AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION MAKER, EACH HEREBY WAIVE PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THE NOTE, THE MORTGAGE, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THIS AGREEMENT AND AS TO ANY ISSUES ARISING RELATING TO THE NOTE, THE MORTGAGE, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THIS AGREEMENT.

10.
All of the other terms and conditions of Guaranty and Environmental Indemnity shall remain the same and in full force and effect, except as specifically amended herein. Each Guarantor hereby consents to the terms of this Agreement and reaffirm his obligations under Guaranty and the Environmental Indemnity, agree that such Guaranty and Environmental Indemnity continue to be binding and enforceable obligations of the Guarantor, and acknowledge that Borrower has no setoffs, counterclaims or defenses to any of the Guaranty or Environmental Indemnity.

11.	This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same Agreement.

12.	This Agreement shall be governed and construed by and interpreted in accordance with the laws of the State of Virginia, without regard to conflict of law provisions thereof.

13.    As a material inducement to Lender to enter into this Agreement, Borrower and
Guarantor hereby acknowledge, admit, and agree that, as of the date hereof, there exist no rights of offset, defense, counterclaim, claim, or objection in favor of Borrower or Guarantor against Lender with respect to the Note, the Loan Agreement or any of the other Loan Documents, or alternatively, that any and all such rights of offset, defense, counterclaim, claim, or objection which they may have or claim, of any nature whatsoever, whether known or unknown, are hereby expressly and irrevocably waived and released. Borrower and Guarantor hereby release and forever discharge Lender, its directors, officers, employees, administrators, subsidiaries, affiliates, attorneys, agents, successors, and assigns from any and all rights, claims, demands, actions, causes of action, suits, proceedings, agreements, contracts, judgments, damages, debts, costs, expenses, promises, agreements, duties, liabilities, or obligations, whether in law or in equity, known or unknown, choate or inchoate, which they had, now have, or hereafter may have, arising under or in any manner relating to, whether directly or indirectly, the Note, the Loan Agreement, any other Loan Document or any transaction contemplated by any Loan Document or this Agreement, from the beginning of time until the date of full execution and delivery hereof.
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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed, sealed and delivered the day and year first above written.
LENDER:
REVERE HIGH YIELD FUND, LP, a Delaware limited partnership
By: Revere GP, LP, its General Partner
By:    Revere Capital Corp.
Its:    General Partner
By: /s/ Clark Briner
Name: Clark Briner
Its: Sole Shareholder
BORROWER:
By: Wheeler Real Estate Investment Trust, Inc.,
WHEELER REIT, L.P., a Virginia limited
a Maryland corporation,
By: Its general partner partnership
By: /s/ Jon S. Wheeler
Jon S. Wheeler
its Chief Executive Officer

GUARANTOR:
WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation
By: /s/ Jon S. Wheeler
Jon S. Wheeler
its Chief Executive Officer